UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2006
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50518 (Commission File Number)	11-3626383 (I.R.S. Employer Identification No.)
9800 Richmond Avenue, Suite 680
Houston, Texas 77002
(Address of principal executive offices, including zip code)
713-339-8900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
     On May 5, 2006, Franklin Bank Corp. announced that it had priced the public offering of 3,000,000 shares of its Series A Non-Cumulative Perpetual Preferred Stock.
     A copy of the press release is furnished pursuant to Item 9.01.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

99.1	Press Release of Franklin Bank Corp. dated May 5, 2006.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: May 5, 2006	By:	/s/ Russell McCann
Russell McCann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Franklin Bank Corp. dated May 5, 2006.